--------------------------------------------------------------------------------
                     K I R R , M A R B A C H  P A R T N E R S
                                V A L U E  F U N D
--------------------------------------------------------------------------------

                                  [LOGO]KM&Co
                                 Kirr, Marbach
                                 Partners Funds
--------------------------------------------------------------------------------
                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

                     K I R R , M A R B A C H  P A R T N E R S
                                V A L U E  F U N D

--------------------------------------------------------------------------------
"Never give in, never give in, never, never, never, never--in nothing, great or small, large or petty--never give in except to convictions of honor and good sense."
                                                        -- Sir Winston Churchill
--------------------------------------------------------------------------------
October 9, 2001

Dear Fellow Shareholder:

"It was a clear morning in the middle of September. If there was one geographical spot in the United States that could justly be called the financial center of the country, it was the junction of Broad and Wall Streets in New York. There was a sudden blinding flash of bluish-white light and a terrific crashing roar, followed by the clatter of falling glass from innumerable windows and by the screams of men and women. A huge bomb had gone off in the street--with such appalling violence that it killed thirty people outright and injured hundreds, wrecked the interior of offices, smashed windows for blocks around, and drove an iron slug through the window of the Bankers' Club on the thirty-fourth floor of the Equitable Building." Is this a news account of the horror of the terrorist attack on September 11, 2001? No, it's an excerpt from Frederick Allen Lewis' book, Only Yesterday: An Informal History of the 1920's, describing the terror attack on Wall Street that occurred on September 16, 1920. For a more complete look at the 1920 attack, see the September 20, 2001 article by Daniel Gross, "Previous Terror on Wall Street--A Look at a 1920 Bombing," available on TheStreet.com website.

Then, as now, the aim of the terrorists was to strike a crippling blow to the heart of the world financial system. Then, as now, terror struck at a time when the financial markets were already in a downtrend, sending the markets reeling. After taking eleven months from the attack to find and form a bottom in 1921, the market launched into a roaring bull market lasting eight years. The terrorists failed then in their quest to topple the financial markets and we have no doubts they will fail this time. Just as the seeds of panic and terror were sown in these two Septembers, 81 years apart, we believe the seeds of the next bull market are being sown now. Although no one can predict with any certainty how stocks and the market will act over the next 3-6 months, we are confident by sticking with our discipline of buying good businesses at 50 cents on the intrinsic value dollar, the next 12-36 months have the potential to be very rewarding.


   Periods ending        Value Fund        S&P 500       Value Line      S&P 400 Midcap      Russell Midcap
 September 30, 2001     Total Return        Index           Index             Index              Index
---------------------  ----------------  ------------   --------------  ------------------  -----------------
      3 months             -15.85%         -14.68%         -22.22%           -16.57%             -17.86%

      6 months              -5.96%          -9.68%         -15.75%            -5.59%             -10.03%

      9 months              -3.65%         -20.39%         -20.94%           -15.76%             -19.47

      12 months             -1.30%         -26.62%         -25.91%           -19.00%             -22.36%

      24 months              7.36%          -8.83%         -13.70%             7.70%               1.09%
Average Annual Return
   Since Inception
 (December 31, 1998)         4.95%          -4.70%         -11.64%            4.73%               1.10%
-------------------------------------------------------------------------------------------------------------

(1)  Past performance does not reflect how Value Fund may perform in the future.

(2) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(3) The Value Line Index is an unmanaged, equally-weighted index which includes 1,700 U.S. stocks. This Index cannot be invested in directly.

(4) The S&P 400 Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.

(5) The Russell Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks. This Index cannot be invested in directly.

(6)  Average Annualize Return.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D

PORTFOLIO COMMENTS

The performance of Value Fund experienced a sharp and what we consider short-term decline from the end of August (+11.96% calendar year-to-date) to the end of September (-3.65% calendar year-to-date). Although we are never pleased or satisfied to report a negative number, we do not operate in a vacuum and, as you can see from the performance chart above, it could easily have been much worse. We expect the tug-of-war between fear and greed to continue to create massive short-term volatility. For example, from the close of the day prior to the attack (September 10, 2001) to the near-term low (September 21, 2001--5 trading days), the S&P 500 declined by 11.6%. From that near-term low, the S&P 500 gained 11.1% over the next 8 trading days.

Despite extremely difficult market conditions in the third calendar quarter, we had several stocks that posted gains. In the medical area, Boston Scientific Corporation rose 20.6% in the quarter, while Guidant Corporation was up 6.9%. These businesses are generally immune to economic slowdowns and were not impacted by the events of September 11, 2001. Similarly, H&R Block, Inc., which gained 19.5% in the quarter, has one of the most consistent business models we have seen and clearly benefited from investors seeking a safe haven in this uncertain time.

Value Fund owns several stocks that were severely impacted by the terrorist attacks. Stocks of travel-related businesses, including Hilton Hotels Corporation, Carnival Corporation, Cendant Corporation and Park Place
Entertainment Corporation, were particularly hard hit when the U.S. stock markets reopened on September 17, 2001, as investors exited the sector en masse due to fears about near-term weakness in travel. Most of these stocks declined to all-time low levels of valuation, fully discounting all of the bad news. We took advantage of the weakness in the group to add to our holdings of Hilton, Cendant and Park Place. All three companies are experiencing strong rebounds in their businesses following the attacks and we are very comfortable with the valuations of these businesses going forward.

Value Fund sold several names during the quarter that had generated significant gains. Annuity and Life Re (Holdings), Ltd. was sold with a gain of 112.6% and we realized a 160.7% gain in Kinder Morgan, Inc. Sensormatics Electronics Corporation accepted a buyout offer from Tyco International Ltd., which allowed us to realize a gain of 44.6%. On the negative side of the ledger, we decided to take our lumps on The Reader's Digest Association, Inc. and move on, realizing a loss of 35.9%. Though we felt management was moving the business in the right direction, the slowdown in advertising made it clear the turnaround we were counting on would take much longer than we originally envisioned.

We invested new cash and reinvested proceeds from some of the above sales in several new names in the quarter. RPM, Inc. provides specialty coatings and sealants to the industrial and consumer markets. While RPM has an outstanding track record of 54 consecutive years of record sales, at the end of the quarter its stock sold at 10.7X our estimate of earnings for the fiscal year ending May 2003, with a 5.3% dividend yield as an added bonus. RPM has recently completed a restructuring we believe will significantly aid future results. Toys "R" Us, Inc. is the world's leading retailer of toys, with 1,580 stores worldwide. We like the initiatives new CEO John Eyler has taken. In addition, toy sales have historically been resistant to economic downturns and we expect to see less competition this Christmas from the pure internet retailers. Finally, Joy Global Inc. is a pure play in mining equipment, with exposure to the coal and copper markets. As U.S. power consumption has surged, demand for coal has increased. As a result, coal-mining companies are beginning to talk about increasing capital budgets for new mining equipment, a phenomenon that has not occurred for 15 years. With an estimated market share of about 70%, Joy is well positioned to benefit.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D

Allow us to repeat ourselves. We seek to own stock in good businesses with strong management teams, possessing what we see as solid prospects for earnings growth. We look at buying stock in a business as if we are buying the entire business and try to buy stock for the long-term that is currently selling for 50 cents on the intrinsic value dollar. Buying 50-cent dollars makes good long-term investment sense. While 50 cent dollars can certainly go to 40 cents over the short-term, if we are right they have an even better chance of becoming 90-cent or 100-cent dollars over the long-term. The stock market is and has always been a forward-looking discounting mechanism. In other words, though the stock market cares about today's headlines, what it really cares about are what the headlines will be 6-12 months from today and beyond. Everyone "knows" how bad things are with the current state of the markets, the economy and corporate earnings because it's been beaten into our consciousness on a continual basis. Our challenge is, as it has always been, to tune out the cacophony and focus on the long-term prize. It's never been more difficult than now, but the overall risk/reward parameters are as positive as they have been in recent times.

On September 10, 2001 we owned a portfolio comprised of stocks of good businesses, with solid management teams, selling at attractive valuations. We still do today. Although estimating near-term earnings prospects is extremely problematic in this difficult environment, we are still able to trace-out reasonable estimates of "normalized" earnings, looking a year or two out. Based upon these estimates, our portfolio is attractively valued and has solid long-term upside potential.

        Percent Change in Top Ten Holdings from Book Cost (as of 9/30/01)

-----------------------------------------------------------------------------------------
1.    WorldCom Group              -18.0%        6.    J.C. Penney Company         +22.8%

2.    Cendant Corp.                -3.0%        7.    Allied Capital Corp.        +31.5%

3.    H&R Block                   +72.9%        8.    Englehard Corporation       +16.5%

4.    EMCOR Group, Inc.           +90.5%        9.    Pall Corp.                   -6.2%

5.    Boston Scientific Corp.     +16.7%        10.   Ryder System Inc.           +10.1%

SUMMARY


These are the most trying times our nation has faced in many, many years. As American president Woodrow Wilson said, "We cannot be separated in interest or divided in purpose. We stand together until the end." We think difficult conditions are where investment managers prove their mettle and worth to their clients. We are up to the challenge and thank you for the opportunity you have given us to manage your funds in this most extraordinary period. We greatly appreciate the trust you have placed in us and will continue to try each day to earn that trust.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D

FAREWELL TO A FRIEND


Will Raub, from the brokerage firm of Cantor Fitzgerald, started covering the Kirr, Marbach account in late 1985. Will was 22, right out of Sienna College and we could not possibly conceive of how he could add any value to our effort. Though not very experienced, he was extremely persistent and over the next 16 years he would prove time and again our initial impression was wrong. Will would quickly advance and become a senior member of Cantor and could easily have passed coverage of our account on to a more junior broker. Though we have no doubt he was mightily tempted on occasion, he never did. We had formed a bond over the years because we both tried to conduct our respective businesses the same way--treating people with whom you do business with dignity and respect and always, always putting your customer's best interests above your own or your firm's interests. In the "good old days," brokers were known as "customer's men (or women)" because they worked for their customers' best interests. Period. Unfortunately, there are not very many of them around anymore. We are fortunate to still be covered by some of them. Will was the epitome of the customer's man and was a true friend of the firm. He did a great job for us and for our clients and fellow shareholders. Will was killed in the terrorist attack on the World Trade Center on September 11, 2001. He was 38 and left behind his wife, Maureen, 6-year old daughter, Rebecca and 3-month old son, Liam. We miss Will's laughter, humanity and expertise, but we will never forget.




Regards,


/s/ Mark D. Foster, CFA               /s/ Mickey Kim, CFA
---------------------------           ----------------------------------------
Mark D. Foster, CFA                   Mickey Kim, CFA
President                             Vice President, Treasurer and Secretary



Boston Scientific Corporation accounted for 2.8% of Value Fund's net assets as of September 31, 2001, Guidant Corporation 1.8%, H&R Block, Inc. 3.0%, Hilton Hotels Corporation 1.7%, Carnival Corporation 1.4%, Cendant Corporation 3.3%, Park Place Entertainment Corporation 1.8%, RPM, Inc. 2.0%, Toys "R" Us, Inc. 2.2%, Joy Global Inc. 1.3%, WorldCom Group 3.9%, EMCOR Group, Inc. 2.8%, J.C. Penney Company 2.8%, Allied Capital Corp. 2.7%, Englehard Corporation 2.6%, Pall Corp. 2.6% and Ryder System Inc. 2.6%.

Annuity and Life Re (Holdings), Ltd. Accounted for 0.9% of Value Fund's net assets as of June 30, 2001, Kinder Morgan Inc. 1.8%, Sensormatics Electronics Corporation 1.7% and The Reader's Digest Association, Inc. 1.8%.

[GRAPH]

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D

            Kirr Marbach
           Partners Value        S&P 400                         Value Line
                Fund           Midcap Index       S&P 500          Index
           --------------      ------------       -------       ------------
  1/1/99        $10,000           $10,000         $10,000          $10,000
 3/31/99        $10,040           $ 9,362         $10,498          $ 9,401
 6/30/99        $11,570           $10,688         $11,238          $10,740
 9/30/99        $ 9,910           $ 9,790         $10,537          $ 9,669
12/31/99        $10,024           $11,473         $12,105          $10,021
 3/31/00        $10,396           $12,929         $12,382          $10,008
 6/30/00        $10,566           $12,502         $12,053          $ 9,563
 9/30/00        $11,571           $14,021         $11,936          $ 9,885
 3/31/01        $12,144           $12,029         $ 9,696          $ 8,693
 6/30/01        $13,571           $13,612         $10,264          $ 9,416
 9/30/01        $11,421           $11,357         $ 8,757          $ 7,324



This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.

As of the fiscal year ended September 30, 2001 the Fund has chosen to use the S&P 500 Index, the S&P 400 Midcap Index, and the Value Line Index as its comparison benchmarks.

                                         Average Annual Rate of Return (%)
                                   ---------------------------------------------
                                      One Year Ended        Since Inception* to
                                    September 30, 2001      September 30, 2001
                                   --------------------     --------------------
Kirr Marbach Partners Value Fund           3.62%                   4.95%

S&P 500 **                               -26.62%                  -4.72%

Value Line Index ***                     -25.91%                 -10.72%

S&P 400 Midcap Index ****                -19.00%                   4.74%

     *    December 31, 1998.

     **   The   Standard  &  Poor's  500  Index  (S&P  500)  is  an   unmanaged,
          capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

     *** The Value Line Index is an unmanaged, equally-weighted index which includes 1,700 U.S. stocks.

     **** The S&P 400  Midcap  Index  is an  unmanaged,  capitalization-weighted
          index  generally   representative   of  the  U.S.  market  for  medium
          capitalization stocks.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D


Statement of Assets and Liabilities                        Statement of Operations
September 30, 2001                                         For the Year Ended September 30, 2001

ASSETS:                                               INVESTMENT INCOME:
     Investments, at current value                        Dividend income
         (cost $28,554,344)           $ 27,913,053         (net of tax withholding of $475)    $ 311,824
     Cash                                      894        Interest income                         69,583
     Receivable for Fund shares sold        75,504                                            -----------
     Dividends receivable                   14,929        Total Investment Income                381,407
     Interest receivable                     3,943                                            -----------
     Other assets                           12,820    EXPENSES:
                                      --------------      Investment Adviser fee                 234,798
     Total Assets                       28,021,143        Shareholder servicing and
                                      --------------          accounting costs                    64,232
                                                          Administration fee                      34,846
LIABILITIES:                                              Professional fees                       41,447
     Payable for securities purchased    2,203,618        Federal and state registration          12,147
     Payable to Adviser                     15,542        Custody fees                             7,707
     Accrued expenses                       41,700        Distribution fees                       13,463
                                      --------------      Reports to shareholders                  1,545
     Total Liabilities                   2,260,860        Directors fees                           6,096
                                      --------------      Other                                    7,807
                                                                                              ------------
NET ASSETS                            $ 25,760,283        Total expenses before waiver and
                                      ==============          reimbursement                      424,088

NET ASSETS CONSIST OF:                                    Less:  Waiver of expenses and
     Capital stock                    $ 24,733,402            reimbursement from Adviser         (71,891)
     Undistributed net investment                                                             ------------
         income                             12,004        Net Expenses                           352,197
                                                                                              ------------
     Undistributed net realized gain
         on investments                  1,656,168    NET INVESTMENT INCOME                       29,210
     Net unrealized depreciation                                                              ------------
         on investments                   (641,291)   REALIZED AND UNREALIZED
                                      --------------    GAIN/(LOSS) ON INVESTMENTS:
     Total Net Assets                 $ 25,760,283        Net realized gain on investments     4,403,635
                                      ==============      Change in unrealized appreciation/
Shares outstanding (500,000,000                           (depreciation) on investments       (5,298,393)
     shares of $0.01 par value                                                                ------------
     authorized)                         2,268,063        Net realized and unrealized gain
                                                              on investments                    (894,758)
Net asset value, redemption price                                                             ------------
     and offering price per share         $  11.36
                                      ==============
                                                              NET (DECREASE) IN NET ASSETS
                                                                    RESULTING FROM
                                                                    OPERATIONS                $ (865,548)
                                                                                             =============

                     See Notes to the Financial Statements.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D

Statement of Changes in Net Assets

                                                                 Year Ended       Year Ended
                                                                  September       September
                                                                  30, 2001         30, 2000
                                                               --------------   --------------
OPERATIONS:
     Net investment income                                        $  29,210        $  10,984
     Net realized gain/(loss) on investments                      4,403,635       (2,115,417)
     Change in unrealized appreciation/(depreciation)
         on investments                                          (5,298,393)       4,966,231
                                                               --------------   --------------
     Net increase/(decrease) in net assets resulting
         from operations                                          (865,548)        2,861,798
                                                               --------------   --------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                    7,888,324        3,106,089
     Shares issued to holders in reinvestment of dividends                -           95,116
     Cost of shares redeemed                                     (1,445,404)      (3,954,598)
                                                               --------------   --------------
     Net increase/(decrease) in net assets from
         capital share transactions                               6,442,920         (753,393)
                                                               --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                           -          (81,953)
     Tax return of capital                                                -          (16,512)
                                                               --------------   --------------
                                                                          -          (98,465)
                                                               --------------   --------------

TOTAL INCREASE IN NET ASSETS                                      5,577,372        2,009,940
                                                               --------------   --------------

NET ASSETS:
     Beginning of period                                         20,182,911       18,172,971
                                                               --------------   --------------
     End of period (including undistributed net investment
         income/(loss) of $12,004 and ($17,206), respectively)  $ 25,760,283     $ 20,182,911
                                                               ==============   ==============
CHANGES IN SHARES OUTSTANDING:
     Shares sold                                                    637,924          302,902
     Shares issued to holders in reinvestment of dividends                -            9,637
     Shares redeemed                                               (123,212)        (392,721)
                                                               --------------   --------------
         Net increase/(decrease)                                    514,712          (80,182)
                                                               ==============   ==============


                     See Notes to the Financial Statements.


                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D



Financial Highlights

For a Fund share outstanding throughout the period.

                                                                                    December 31,
                                                      Year Ended      Year Ended  1998(1) through
                                                       September      September      September
                                                       30, 2001       30, 2000       30, 1999
                                                    --------------   -----------  ---------------
PER SHARE DATA:
Net asset value, beginning of period                    $   11.51      $   9.91       $   10.00
                                                    --------------   -----------  ---------------
Income from investment operations:
      Net investment income                                  0.02             -            0.04
      Net realized and unrealized gain/(loss)
           on investments                                   (0.17)         1.65           (0.13)
                                                    --------------   -----------  ---------------
      Total from investment operations                      (0.15)         1.65           (0.09)
                                                    --------------   -----------  ---------------
Less distributions:
      Dividends from net investment income                      -         (0.04)              -
      Tax return of capital                                     -         (0.01)              -
                                                    --------------   -----------  ---------------
                                                                -         (0.05)              -
                                                    --------------   -----------  ---------------
      Net asset value, end of period                    $   11.36     $   11.51        $   9.91
                                                    ==============   ===========  ===============

TOTAL RETURN                                                (1.30)%       16.77%          (0.90)%(2)

SUPPLEMENTAL DATA AND RATIOS:
      Net assets, end of period                       $25,760,283   $20,182,911          $18,172,971

      Ratio of expenses to average net assets:
           Before expense reimbursement                      1.80%         1.97%           3.01%(3)
           After expense reimbursement                       1.50%         1.50%           1.50%(3)

      Ratio of net investment income/(loss)
        to average net assets:
           Before expense reimbursement                     (0.18)%       (0.41)%         (0.76)%(3)
           After expense reimbursement                       0.12%         0.06%           0.75%(3)

      Portfolio turnover rate                               80.05%        96.48%          77.79%

  (1) Commencement of operations.
  (2) Not annualized.
  (3) Annualized.


                     See Notes to the Financial Statements.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D

Schedule of Investments
September 30, 2001


Number of                                            Number of
 Shares                                    Value       Shares                                      Value
--------                                 ---------   ---------                                   ---------
          COMMON STOCKS - 91.9%                               Financial Services - 13.5%
          Business Services - 4.5%                   30,700   Allied Capital Corporation      $ 698,425
25,200    American Mgmt. System*          $302,652    9,200   Banco Latinoamericano de
                                                              Exportaciones, S.A.-f             267,260
67,700    Cendant Corporation*             866,560   23,900   Commercial Federal
                                         ---------              Corporation                     580,053
                                         1,169,212   20,200   H&R Block, Inc.                   778,912
                                         ---------   24,900   KPMG Consulting*                  269,169
          Business Supplies - 1.1%                   20,100   Metris Companies, Inc.            497,475
25,300    Daisytek International                     42,100   Sovereign Bancorp Inc.            399,950
            Corporation*                   286,902                                            ---------
                                         ---------                                            3,491,244
                                                                                              ---------
          Chemical - 2.4%                                     Food & Beverage - 2.2%
50,700    Solutia, Inc.                    628,680   22,600   The Kroger Co.*                  556,864
                                         ---------                                            ---------
          Communications & Media - 2.4%                       Insurance - 2.1%
 4,700    Adelphia Communications                    21,500   UnumProvident Corporation         542,875
            Corporation - Class A*         104,340                                            ---------
 9,000    Emmis Communications
            Corporation - Class A*         129,780            Manufacturing / Production - 16.3%
46,500    Sinclair Broadcast Group - A*    374,790   13,900   Cummins Engine Company, Inc       458,700
                                         ---------
                                           608,910    5,000   Delphi Automotive Systems          58,750
                                         ---------
                                                     23,100   EMCOR Group, Inc.*                736,890
                                                     29,600   Engelhard Corporation             683,760
                                                     15,900   Harsco Corporation                441,384
          Computers & Software - 0.6%                23,300   Joy Global, Inc.*                 346,005
11,400    Network Associates, Inc.*        146,946    2,900   Minnesota Mining and
                                         ---------              Manufacturing Company (3M)      285,360
                                                     34,800   Pall Corp.                        676,860
                                                     55,600   RPM, Inc. Ohio                    525,420
                                                                                              ---------
          Consumer Products - 1.7%                                                            4,213,129
19,000    Newell Rubbermaid, Inc.          431,490                                            ---------
                                         ---------
                                                              Medical - 4.6%
                                                     35,200   Boston Scientific Corporation*    721,600
          Energy / Natural Resources - 1.4%          12,000   Guidant Corp.                     462,000
                                                                                              ---------
13,900    USX - Marathon Group             371,825                                            1,183,600
                                         ---------                                            ---------





                     See Notes to the Financial Statements.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D

Schedule of Investments (Continued)
September 30, 2001

Number                                                Number
of Shares                                  Value     of Shares                                 Value
--------                                 ---------   ---------                             ------------
        Real Estate Investment Trusts
                                - 2.5%                      Travel & Recreation - 4.9%
15,500  Crescent Real Estate Equities              17,000   Carnival Corporation            $ 374,340
          Company                      $ 332,475   55,000   Hilton Hotels Corporation
                                                                                             431,750
10,600  Liberty Property Trust           304,114   62,300   Park Place Entertainment*
                                                                                             456,659
                                       ---------                                         ------------
                                         636,589                                           1,262,749
                                       ---------                                         ------------
        Retail - 4.4%                                       Utilities - 1.7%
21,800  Dollar Tree Stores, Inc.*        411,802   16,700   Allete                          428,188
                                                                                         ------------
32,700  J. C. Penney Company, Inc.       716,130
                                       ---------
                                       1,127,932            Waste Disposal - 2.3%
                                       ---------   36,300   Republic Services, Inc.*          588,060
                                                                                         ------------
        Technology - 4.5%
62,500  Adaptec Inc.*                    491,250            Total common stocks
 9,600  CenterSpan Communications                             (cost $24,312,084)         $ 23,670,793
           Corporation*                   55,776                                         ------------
17,850  NYFIX, Inc.*                     255,255
66,400  Novell*                          243,024
11,200  Proxim, Inc.*                    109,200   Principal   SHORT-TERM INVESTMENTS - 16.5%
                                       ---------    Amount     Variable Rate Demand Notes**
                                       1,154,505    ------
                                       ---------  $1,400,000   Galaxy Funding Corp, 3.000%  $  1,400,000
                                                   1,099,516   American Family, 2.316%
                                                                                               1,099,516
        Telecommunications - 9.6%                    962,321   Wisconsin Corporate Central
19,400  IDT Corporation*                 223,100                         Credit Union, 2.336%    962,321
19,400  IDT Corporation-Class B*         187,792     780,423   Wisconsin Electric, 2.316%        780,423
                                                                                            ------------
58,000  Citizens Communications
          Company*                       545,200               Total short-term investments
 5,175  Telephone and Data Systems, Inc  488,003                 (cost $4,242,260)             4,242,260
                                                                                            ------------
67,900  WorldCom, Inc.*                1,021,216
                                       ---------
                                       2,465,311
                                       ---------
                                                               Total investments - 108.4%
        Toys - 4.1%                                               (cost $28,554,344)          27,913,053
31,500  Mattel, Inc.                     493,290
33,300  Toy "R" Us, Inc.*                573,759               Liabilities in excess of other
                                       ---------                  assets - (8.4)%             (2,152,770)
                                       1,067,049
                                       ----------
        Transportation - 5.1%                                  TOTAL NET ASSETS - 100.0%     $25,760,283
                                                                                             ===========
 9,900  Burlington Northern Santa Fe
          Corporation                    264,825             * -- Non-income producing security.
11,600  Canadian Pacific Limited-f*      372,244            ** -- Variable rate security.  The rates
                                                                  listed are as of September 30, 2001.
33,600  Ryder System, Inc.                                   f -- Foreign security.
                                         671,664
                                       ---------
                                       1,308,733
                                       ---------


                     See Notes to the Financial Statements.

                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D



Notes to the Financial Statements
September 30, 2001


1. ORGANIZATION The Kirr Marbach Partners Fund, Inc. (the "Corporation") was AND SIGNIFICANT organized as a Maryland corporation on September 23, 1998
ACCOUNTING          and is registered under the Investment  Company Act of 1940,
POLICIES            as amended  (the "1940  Act"),  as an  open-end  diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the
                    "Fund"). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

                    The  following  is  a  summary  of  significant   accounting
                    policies consistently followed by the Fund.

                    a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                    b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

                    c) Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

                    d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

                    e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

                    g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT       The  aggregate  purchases and sales of securities, excluding
   TRANSACTIONS     short-term  investments, by the Fund for  the twelve  months ended  September  30,  2001,  were as follows:


                                                    Purchases           Sales
                                                    ---------           ------

                    U.S. Government...............$         -       $          -
                    Other.........................$23,849,119       $ 17,678,071

                    At September 30, 2001,  gross  unrealized  appreciation  and
                    depreciation   of  investments  for  tax  purposes  were  as
                    follows:

                    Appreciation                  $ 1,860,409
                   (Depreciation)                  (2,501,700)
                                                  ------------
                    Net appreciation
                      on investments              $  (641,291)
                                                  ============

                    At September 30, 2001, the cost of investments for federal income tax purposes was $28,554,344.





                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D


Notes to the Financial Statements (Continued)
September 30, 2001


3.AGREEMENTS        The Fund has entered into an Investment  Advisory  Agreement
                    with  Kirr,   Marbach  &  Company,   LLC  (the   "Investment
                    Adviser"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

                    Until February 28, 2002, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.50% of its average daily net assets. Accordingly, for the year ended September 30, 2001, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $71,891. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2002. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

                    Rafferty Capital Markets, LLC, (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Corporation to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the
                    Distributor  to  pay  its  distribution  fee  and  costs  of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the year ended September 30, 2001, the Fund incurred expenses of $13,463 pursuant to the 12b-1 Plan.

                    Firstar Bank N.A., a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as custodian for the Fund. Firstar Mutual Fund Services, LLC, a wholly owned limited liability company of Firstar Bank, N.A., serves as transfer agent, administrator and accounting services agent for the Fund.


INDEPENDENT AUDITORS' REPORT


The Board of Trustees Shareholders and
The Kirr, Marbach Partners Value Fund:

We have audited the accompanying statement of assets and liabilities of Kirr, Marbach Partners Value Fund (the "Fund, a series of Kirr, Marbach Partners Fund, Inc."), including the schedule of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
-------------------
Chicago, Illinois
November 2, 2001




                     K I R R , M A R B A C H  P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E  F U N D



                                    DIRECTORS
                                 Mark D. Foster
                                   Mickey Kim
                                Jeffrey N. Brown
                                 Mark E. Chesnut
                               John F. Dorenbusch

                               PRINCIPAL OFFICERS
                            Mark D. Foster, President
               Mickey Kim, Vice President, Treasurer and Secretary

                               INVESTMENT ADVISOR
                          Kirr, Marbach & Company, LLC
                              621 Washington Street
                             Columbus, Indiana 47201

                                   DISTRIBUTOR
                          Rafferty Capital Markets, LLC
                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                           DIVIDEND - DISBURSING AGENT
                        Firstar Mutual Fund Services, LLC
                                   Third Floor
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                             INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                               303 E. Wacker Drive
                             Chicago, Illinois 60601

                                  LEGAL COUNSEL
                                Kirkland & Ellis
                               200 E. Randolph Dr.
                             Chicago, Illinois 60601



         This report should be accompanied or preceded by a prospectus.